SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 20, 2001

FIRST NATIONAL OF NEBRASKA, INC.

(Exact name of registrant as specified in its charter)

Nebraska	03502	47-0523079

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification
		Number)

One First National Center
Omaha, Nebraska	68102

(Address of principal executive offices)	(Zip Code)

(402) 341-0500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

     Attached hereto as Exhibit 99 is a press release issued by First National of Nebraska, Inc. (“FNNI”) on January 20, 2001 regarding earnings of and other information with respect to FNNI.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL OF NEBRASKA, INC.

By	/s/ TIMOTHY D. HART

Timothy D. Hart, Secretary

January 22, 2001